INVENTORIES (Details) - USD ($) $ in Thousands		Jun. 30, 2015	Dec. 31, 2014
INVENTORIES [Abstract]
Raw materials		$ 174	$ 919
Finished products	[1]	1,308	1,780
Inventories		1,482	2,699
Inventory delivered to customers but not recognized in revenue		$ 282	$ 1,208

[1]	Includes amounts of $282 and $1,208 at June 30, 2015 and December 31, 2014, respectively, with respect to inventory delivered to customers but for which revenue recognition criteria have not been met.